Vanguard Emerging Markets Select Stock Fund Investment Strategy - Investor Prospectus [Member] - Vanguard Emerging Markets Select Stock Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies located in emerging markets. For purposes of the 80% policy, emerging markets means countries included in the Fund’s performance benchmark, the FTSE Emerging Index; countries classified as emerging economies by the World Bank; and other countries or markets with similar emerging characteristics as determined by the advisors. The Fund has multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund.